CITY NATIONAL ROCHDALE FUNDS

CITY NATIONAL ROCHDALE DIVERSIFIED EQUITY FUND
Institutional Class (AHDEX)
Class N (AHADX)

Supplement dated November 15, 2013, to the currently effective Summary Prospectus,
Statutory Prospectus and Statement of Additional Information

Effective after the close of business on November 15, 2013, SKBA Capital Management, LLC (“SKBA”) no longer serves as sub-adviser for the City National Rochdale Diversified Equity Fund (the “Fund”).  The portion of the Fund previously managed by SKBA is now managed by City National Rochdale, LLC.  All references to SKBA as sub-adviser and Andrew W. Bischel, Kenneth J. Kaplan, Joshua J. Rothé and Shelley H. Mann as portfolio managers to the Fund are hereby deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CNI-SK-031-0100